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                BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT


     KNOW ALL MEN BY THESE PRESENTS:

     As consideration for the assignments contained herein, ART SMART, INC., a Nevada corporation (the "Purchaser") paid CHARLES RIVER FRAME CO., a Massachusetts general partnership (the "Seller"), the sum of Two Hundred Thousand and no/100 Dollars ($200,000.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by Seller, payable as follows:

     1.   Twenty-Five Thousand Dollars ($25,000.00) paid at Closing;

     2. One Hundred Twelve Thousand Three Hundred Four Dollars and Seventy-Four Cents ($112,304.74) paid by Purchaser's execution of a novation Promissory Note (the "Note") to Boston Frame Company, Inc., a Massachusetts corporation, to replace a promissory note delivered by Seller in favor of Boston Frame Company, Inc. dated September 15, 1995 in the original principal amount of One Hundred Sixty Thousand Dollars ($160,000.00);

     3. The balance, less closing adjustments, to be evidenced by Purchaser's Promissory Note to be executed and delivered to Seller at Closing.

     NOW, THEREFORE, for the consideration above specified, the receipt and sufficiency of which is expressly confessed and acknowledged:

     The Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET-OVER, and DELIVERED, and by these presents does hereby GRANT, CONVEY, SELL, TRANSFER, SET-OVER and DELIVER unto the Purchaser all of Seller's right, title and interest in and to the items of personal property, machinery, assets and equipment described as follows:

          All personal property, machinery, equipment, inventory, work-in-process, materials, lists and other assets described on Exhibit A attached hereto and made part hereof;

(all of the property described in this paragraph is hereinafter referred to as the "Personal Property"), to have and to hold, all and singular, the Personal Property unto the Purchaser forever. Notwithstanding the foregoing, it is understood that the Personal Property shall not be deemed to include finished inventory and work-in-process that has been sold by the Seller and is ready to be shipped within three (3) business days from the date hereof.

     The Seller does hereby bind itself to WARRANT and FOREVER DEFEND title to the Personal Property unto the Purchaser against the lawful claims and demands of all persons whomsoever.

     Seller warrants and represents that it has good and marketable title to all of the Personal Property, free and clear of any claim, lien, encumbrance, mortgage, security interest, pledge, easement, or any liability of whatsoever kind or description except for the security interest of the Boston Frame Company, Inc. securing the repayment of the Note. Seller undertakes to pay out of the proceeds of the sale of the Personal Property and out of other assets of Seller all of Seller's outstanding accounts payable, except for the Note, and Seller warrants and represents that Seller shall have no debts to any creditors, absolute or contingent, which may effect title to the Personal Property. In consideration of such representation and warranty, the Purchaser agrees to waive compliance with the provisions of the Massachusetts Bulk Sales Act, if applicable.

     Purchaser shall be responsible for the completion of all work-in-process purchased by Purchaser from Seller (other than excluded work-in-process) and for the safekeeping and return of all customer property the possession of which is delivered by Seller to Purchaser at the Closing.

     Purchaser and Seller each represent and warrant to the other that it has incurred no broker fees or commissions and that each will satisfy any attorney's fees or costs incurred by such party in conjunction with the purchase and sale of the Personal Property.

     In connection with the assignment herein contained, Seller shall be liable for and pay all of Seller's accounts payable, debts, obligations and liabilities arising from whatsoever fact, transaction or occurrence, and Seller agrees to indemnify, defend and hold harmless the Purchaser from and against any such liability, including reasonable attorney's fees should same be incurred by Purchaser in defense of any such claim. Purchaser shall be solely and exclusively liable for any and all accounts payable, debts, obligations and liabilities of Purchaser incurred from whatsoever fact, transaction or occurrence and shall agree to defend, indemnify and hold harmless the Seller from any liability with respect thereto, including reasonable attorney's fees to the extent incurred in defense of any such claims.

     By this Blanket Conveyance, Bill of Sale and Assignment it is understood that Purchaser is acquiring absolutely no right, title or interest in and to Seller's accounts receivable, including accounts receivable for inventory excluded from the conveyance herein contained. In the event Purchaser shall collect any sums from any customer of Seller after this date, such sums shall first be applied to the satisfaction of any account receivable of Seller from such customer outstanding on the date hereof. Any and all such sums collected by Purchaser shall be deemed held as trustee for the benefit of Seller and not co-mingled with the funds of Purchaser and shall be segregated and delivered to Seller as soon as practicable. In order to facilitate Seller's collection of such receivables, Purchaser agrees to invoice, bill and collect Seller's receivables following the date hereof until the total outstanding balance has been collected and delivered to Seller, or for a period of thirty (30) days following the date hereof, whichever occurs first. Purchaser shall provide Seller with an accounting of all collections of Seller's accounts receivable during the thirty (30) day collection period. In order to facilitate Seller's collection of its accounts receivable, Seller shall have the right for a period of thirty (30) days after the Closing to be present at Purchaser's principal place of business and to consult with Purchaser concerning the future patronage and service of Seller's customers by Purchaser, if such customers so desire future service. Seller shall have the right to contact any of its customers for purposes of collecting any of its accounts receivable. Seller shall further have the right to complete all excluded work in process and Purchaser agrees to hold all excluded inventory and work in process for Seller's customers. Following 30 days after the Closing, any excluded inventory or work in process that is not claimed by a customer may be removed by the Seller.

     The Blanket Conveyance, Bill of Sale and Assignment and the provisions herein contained shall be binding upon and inure to the benefit of the Purchaser and the Seller and their respective heirs, administrators, executors, successors and assigns.

     EXECUTED to be effective as of the 22nd day of November, 1996.

SELLER:                                      PURCHASER:

CHARLES RIVER FRAME, CO., a                  ART SMART, INC., a Nevada
Massachusetts general partnership            corporation


By:  /s/  Stanley G. Wigman                  By:  /s/ David W. Dube
     -------------------------------              --------------------------
     Stanley G. Wigman, General Partner           David W. Dube, President




STATE OF MASSACHUSETTS   )
                         )  ss.
COUNTY OF SUFFOLK        )

     THE FOREGOING INSTRUMENT was acknowledged before me this 22nd day of November, 1996, by Stanley Wigman, General Partner of Charles River Frame Co.

     Witness my hand and official seal.

     My Commission expires:    2/18/2003
                              ------------


                                        /s/
                                        -------------------------------
                                        Notary Public



STATE OF MASSACHUSETTS   )
                         )  ss.
COUNTY OF SUFFOLK        )

     THE FOREGOING INSTRUMENT was acknowledged before me this 22nd day of November, 1996, by David W. Dube, President of Art Smart, Inc.

     Witness my hand and official seal.

     My Commission expires:     2/18/2003
                              --------------

                                        /s/
                                        -------------------------------
                                        Notary Public